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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 25, 2006
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                Date of Report (Date of earliest event reported)


                                 CIT GROUP INC.
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             (Exact name of registrant as specified in its charter)



                 Delaware                                  1-1861                                65-1051192
     -----------------------------------        ----------------------------      ----------------------------------------
      (State or other jurisdiction of             (Commission File Number)          (I.R.S. Employer Identification No.)
              incorporation)

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                           1211 Avenue of the Americas
                            New York, New York 10036
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          (Address of principal executive offices, including zip code)


                                 (212) 536-1211
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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             (Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_|  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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         Item 8.01 Other Events

         On January 25, 2006 CIT Group Inc. ("CIT") made available to investors a pricing supplement, dated January 23, 2006, a prospectus supplement, dated
January 19, 2006 and a prospectus, dated January 20, 2006, with respect to the issuance of $750,000,000 aggregate principal amount of 5.400% Senior Notes due
January 30, 2016 and $1,000,000,000 aggregate principal amount of Floating Rate
Senior Notes due January 30, 2009 (collectively, the "notes") pursuant to an indenture, dated as of January 20, 2006, between CIT and JPMorgan Chase Bank,
N.A., as Trustee, which CIT filed as an exhibit to its shelf registration statement filed with the SEC (File No. 333-131159) on January 20, 2006.

         In connection with the issuance of the notes, Shearman & Sterling LLP, counsel to CIT, has delivered an opinion to CIT, dated January 23, 2006, regarding the legality of the notes upon issuance and sale thereof on January
30, 2006. A copy of the opinion as to legality is attached as Exhibit 5.1 hereto.

         Item 9.01. Financial Statements and Exhibits

         (c)  Exhibits

              The following exhibits are filed or furnished herewith:

              5.1         Opinion of Shearman & Sterling LLP



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, CIT Group Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               CIT GROUP INC.




Dated: January 25, 2006        By:       /s/ Glenn A. Votek
                                  ------------------------------------
                                  Name:   Glenn A. Votek
                                  Title:  Executive Vice President and Treasurer


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                                  EXHIBIT INDEX

Exhibit
Number         Description

5.1            Opinion of Shearman & Sterling LLP


                                       4